                                                                    EXHIBIT 10.3


                                EMC CORPORATION

             1992 EMC CORPORATION STOCK OPTION PLAN FOR DIRECTORS,
                          as amended January 22, 1997

1. PURPOSE

   The purpose of this 1992 Stock Option Plan for Directors (the "Plan") is to advance the interests of EMC Corporation (the "Company") by enhancing the ability of the Company to attract and retain directors who are in a position to make significant contributions to the success of the Company and to reward directors for such contributions through ownership of shares of the Company's Common Stock (the "Stock").


2. ADMINISTRATION

   The Plan shall be administered by the Board of Directors (the "Board") of the Company and the Executive Compensation and Stock Option Committee (the "Committee") of the Board, as set forth herein. The Board and the Committee shall each have authority, not inconsistent with the express provisions of the Plan to grant options in accordance with the Plan to such directors as are eligible to receive options. The Committee shall in addition have authority, not inconsistent with the express provisions of the Plan, (a) to prescribe the form or forms of instruments evidencing options and any other instruments required under the Plan and to change such forms from time to time; (b) to adopt, amend and rescind rules and regulations for the administration of the Plan; and (c) to interpret the Plan and decide any questions and settle all controversies and disputes that may arise in connection with the Plan. Such determinations of the Committee or the Board, as the case may be, shall be conclusive and shall bind all parties. Subject to Section 7, the Committee shall also have the authority, both generally and in particular instances, to waive compliance by a director with any obligation to be performed by him or her under an option and to waive any condition or provision of an option.
Nothwithstanding the preceding two sentences, any change to the terms of an option granted hereunder shall be approved by the Board to the extent such change would be deemed to be a new option grant or such terms relate to a subsequent transaction that would not be exempt from Section 16(b) of the Securities Exchange Act of 1934 in the absence of such approval.


3. EFFECTIVE DATE AND TERM OF PLAN

   The Plan shall become effective on the date on which the Plan is approved by the stockholders of the Company. No option shall be granted under the Plan after the completion of ten years from the date on which the Plan was adopted by the Board, but options granted may extend beyond that date.


4. SHARES SUBJECT TO THE PLAN

   (a) Number of Shares. Subject to adjustment as provided in Section 4(c), the aggregate number of shares of Stock that may be delivered upon the exercise of options granted under the Plan shall be 1,800,000. If any option granted under the Plan terminates without having been exercised in full, the number of shares of Stock as to which such option was not exercised shall be available for future grants within the limits set forth in this Section 4(a).

   (b) Shares to be Delivered.   Shares delivered under the Plan shall be
authorized but unissued Stock or, if the Board so decides in its sole discretion, previously issued Stock acquired by the Company and held in treasury. No fractional shares of Stock shall be delivered under the Plan.

   (c) Changes in Stock.   In the event of a stock dividend, stock split or
other change in corporate structure or capitalization affecting the Stock, the number and kind of shares of stock or securities of the Company to be subject to options then outstanding or to be granted under the Plan, and the option price, and other relevant provisions shall be appropriately adjusted by the Committee, whose determination shall be binding on all persons.


5. ELIGIBILITY FOR OPTIONS

   Directors eligible to receive options under the Plan ("Eligible Directors") shall be those directors who (i) are not employees of the Company; and (ii) are not holders of more than 5% of the outstanding shares of the Stock or persons in control of such holders.


6. TERMS AND CONDITIONS OF OPTIONS

   (a) Formula Options.   Eligible Directors who are directors on the date of
stockholder approval of the Plan shall be awarded options to purchase up to 40,000 shares of Stock. Following stockholder approval of the plan, each newly elected Eligible Director shall be awarded options to purchase up to 40,000 shares of Stock on the date of his or her first election.

   (b) Discretionary Options.   In addition to the formula options provided for
above, the Committee or the Board may award options to purchase shares of Stock to Eligible Directors on such terms as it may determine not inconsistent with this Plan.

   (c) Exercise Price.   The exercise price of each option shall be not less
than 50% of the fair market value per share of the Stock at the time of the grant. For this purpose "fair market value" shall mean the last sales price of the Stock as reported on the New York Stock Exchange on the date of the grant (based on The Wall Street Journal report of composite transactions) or, if the Stock is no longer listed on such Exchange, it shall have the same meaning as it does in the provisions of the Internal Revenue Code of 1986 (the "Code") and the regulations thereunder applicable to incentive options.

   (d) Duration of Options.   The latest date on which an option may be
exercised (the "Final Exercise Date") shall be the date which is ten years from the date the option was granted.

   (e) Exercise of Options.

   (1) Each formula option shall become exercisable in increments of 33 1/3% of the shares covered thereby on each of the first through third anniversaries of the grant. Each discretionary option shall become exercisable at such time or times as the Committee or the Board shall determine.

   (2) Any exercise of an option shall be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by (a) an option exercise notice and any other documents required by the Committee; and (b) payment in full for the number of shares for which the option is exercised.

   (3) If any option is exercised by the executor or administrator of a deceased director, or by the person or persons to whom the option has been transferred by the director's will or the applicable laws of descent and distribution, the Company shall be under no obligation to deliver Stock pursuant to such exercise until the Company is satisfied as to the authority of the person or persons exercising the option.

   (4) The Company shall have the right to settle any option, and to terminate the rights of the holder thereof, by paying to the option holder the difference between the fair market value of the Stock at the time of settlement and the purchase price.

   (f) Payment for and Delivery of Stock.   Stock purchased under the Plan shall
be paid for as follows: (i) in cash or by certified check, bank draft or money order payable to the order of the Company; (ii) through the delivery of shares of Stock having a fair market value on the last business day preceding the date of exercise equal to the purchase price; or (iii) by a combination of cash and Stock as provided in clauses (i) and (ii) above.

   An option holder shall not have the rights of a stockholder with regard to awards under the Plan except as to Stock actually received by him or her under the Plan.

   The Company shall not be obligated to deliver any shares of Stock (a) until, in the opinion of the Company's counsel, all applicable Federal and state laws and regulations have been complied with; and (b) if the outstanding Stock is at the time listed on any stock exchange, until the shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of issuance; and
(c) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the option, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer.

   (g) Nontransferability of Options/Exceptions. No option may be transferred by a director otherwise than by will, by the laws of descent and distribution or pursuant to a qualified domestic relations order, and during the director's lifetime the option may be exercised only by him or her; provided, however, that
                                                         --------  -------
the Board of Directors or the Committee, as applicable, in its discretion, may allow for transferability of options by the Participant to "Immediate Family Members." Immediate Family Members means children, grandchildren, spouse or common law spouse, siblings or parents of the Participant or to bona fide trusts, partnerships or other entities controlled by and of which the beneficiaries are Immediate Family Members of the Participant. Any option grants that are transferable are further conditioned on the Participant and Immediate Family Members agreeing to abide by the Company's then current stock option transfer guidelines.

   (h) Death.   If a director dies at the time he or she is entitled to exercise an option, then the portion formerly exercisable by the director may be exercised by the director's executor or administrator, or by the person to whom the option is transferred under the applicable laws of descent and distribution, within three years of the death of the director, subject to earlier termination of an option pursuant to Section 6(c).

   (i) Other Termination of Status of Director.   All previously unexercised
options terminate and are forfeited automatically upon the termination of the director's service with the Company, unless the Committee or the Board of Directors specifies otherwise.

   (j) Mergers, etc.   In the event of a dissolution, liquidation, consolidation
or merger in which the Company is not the surviving corporation, or which results in the acquisition of substantially all of the Company's stock by a single person or entity or by a group of persons and entities acting in concert all outstanding options will thereupon terminate, provided at least twenty days prior to the effective date of any such dissolution, liquidation, consolidation or merger, the Committee or the Board may either (i) make all outstanding options immediately exercisable or (ii) arrange to have the surviving corporation grant replacement options for the option holders.

7. EFFECT, DISCONTINUANCE, CANCELLATION, AMENDMENT AND TERMINATION

   Neither adoption of the Plan nor the grant of options to a director shall affect the Company's right to grant to such director or any director options that are not subject to the Plan, to issue to such directors Stock as a bonus or otherwise, or to adopt other plans or arrangements under which Stock may be issued to directors.

   The Committee or the Board may at any time discontinue granting options under the Plan. The Board may at any time, or times, amend the Plan for the purpose of satisfying any changes in applicable laws or regulations or for any other purpose which may at the time be permitted by law, or may at any time terminate the Plan as to any further grants of options, provided that (except to the extent expressly required or permitted herein above) no such amendment shall, without the approval of the stockholders of the Company, (a) increase the maximum number of shares available under the Plan; (b) increase the number of options to be granted to Eligible Directors; (c) amend the definition of Eligible Directors so as to enlarge the group of directors eligible to receive options under the Plan; (d) reduce the price at which options may be granted other than as permitted in the Plan; or (e) amend the provisions of this
Section 7.